UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2008
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of
                        Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John Ocampo

(b)
            On May 19, 2008, John Ocampo tendered his resignation from the Board of Directors of RF Micro Devices, Inc., effective immediately, in order to pursue other business interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By: /s/ William A. Priddy, Jr.
                                                                                   William A. Priddy, Jr.
                                                                                   Chief Financial Officer and Corporate Vice
                                                                                   President of Administration

Date:    May 20, 2008